LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Jeffrey J. Swalve, whose signature appears below, hereby constitutes and appoints Christopher R. Pollek, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

___/s/ Jeffery J Swalve_________________

Jeffrey J. Swalve

March 29, 2025

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that William Todd Fancher, whose signature appears below, hereby constitutes and appoints Christopher R. Pollek, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

__/s/ William Todd Fancher_____________________

William Todd Fancher

March 29, 2025

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Thomas R. Hrdlick, whose signature appears below, hereby constitutes and appoints Christopher R. Pollek, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

________/s/ Thomas R. Hrdlick_____________________

Thomas R. Hrdlick

March 29, 2025

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Troy P. Van Beek, whose signature appears below, hereby constitutes and appoints Christopher R. Pollek, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

_________/s/ Troy P. Van Beek________________

Troy P. Van Beek

March 29, 2025

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Kari. E. Grasee, whose signature appears below, hereby constitutes and appoints Christopher R. Pollek, her attorney-in-fact, with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitutes, may do or cause to be done by virtue hereof.

___/s/ Kari E. Grasee____________________

Kari E. Grasee
March 29, 2025

LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Lauren K. Powell, whose signature appears below, hereby constitutes and appoints Christopher R. Pollek, her attorney-in-fact, with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitutes, may do or cause to be done by virtue hereof.

___/s/ Lauren K. Powell___________________

Lauren K. Powell
March 29, 2025

LIMITED POWER OF ATTORNEY
LIMITED POWER OF ATTORNEY
WITH RESPECT TO

VARIABLE UNIVERSAL LIFE POLICY SERIES I
VARIABLE UNIVERSAL LIFE POLICY SERIES II
AND
AMERICAN FAMILY VARIABLE ACCOUNT I
FLEXIBLE PREMIUM VARIABLE ANNUITY
AND
AMERICAN FAMILY VARIABLE ACCOUNT II

KNOW ALL MEN BY THESE PRESENTS that Telisa L. Yancy, whose signature appears below, hereby constitutes and appoints Christopher R. Pollek, her attorney-in-fact, with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto, with registration numbers 333-44956, 333-147408 and 333-45592 under the Securities Act of 1933 for securities issued in connection with variable universal life policies funded by American Family Variable Account I and flexible premium variable annuity contracts funded by American Family Variable Account II, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or her substitutes, may do or cause to be done by virtue hereof.

___/s/ Telisa L. Yancy________________________

Telisa L. Yancy
March 29, 2025